UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 27, 2005

THE CHEESECAKE FACTORY INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26950 Agoura Road
Calabasas Hills, California 91301
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(818) 871-3000

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          On July 27, 2005, The Cheesecake Factory Incorporated (the “Registrant”) announced that its subsidiary, The Cheesecake Factory Bakery Incorporated (the “Company”), exercised an option under an Option Agreement (“Option Agreement’) with Nash County, North Carolina and Nash County Business Development Authority to acquire an improved 15.82-acre site that includes a 100,000 square foot shell building in the Whitaker Business and Industry Center, Rocky Mount, North Carolina (the “Site”).  Concurrently with the exercise of the option, the Company entered into an Inducement Agreement among the Company and the City of Rocky Mount, North Carolina, Nash County, North Carolina and related redevelopment agencies (the “Nash Group”) providing for certain inducements as more fully described below.  The Company plans to develop a second bakery production facility at the site.

          In accordance with the instructions to this Form 8-K, the following is a brief description of the terms and conditions of the Option Agreement and Inducement Agreement (collectively, the “Agreements”) that may be material to the Registrant.  The following description should not be regarded as a complete description of all of the terms and conditions of such agreements which are filed as exhibits hereto.

          Pursuant to the Agreements, the Nash Group has agreed to provide the Company with certain inducements, including transferring the Site to the Company and providing certain infrastructure improvements without cost, paying certain direct cash inducements to the Company, and paying the fees of the Company’s real estate location consultant.  In addition, the Nash Group has granted the Company an option to acquire 15 acres of adjoining undeveloped land without additional cost provided that, if the Company exercises the option and fails to make at least $150,000 in improvements on such land within twelve months of the option exercise, the Company must pay the Nash Group $150,000.  The option is exercisable until December 31, 2012.

          The Nash Group has agreed to provide the foregoing inducements in consideration of the Company creating a specified number of permanent full-time jobs; investing specified amounts in capital improvements to expand and equip a bakery manufacturing and distribution center; and continuously maintaining a manufacturing/distribution facility at the Site.  The Company will be obligated to reimburse the Nash Group all or a portion of such inducements if the investment and employment targets are not satisfied by specified dates or if the Company fails to maintain operations at the site for ten years from the date the facility is opened.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c)     Exhibits

99.1	Option Agreement dated as of April 22, 2005
99.2	First Amendment to Option Agreement dated as of June 28, 2005
99.3	Inducement Agreement dated as of July 27, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2005	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ MICHAEL J. DIXON

Michael J. Dixon
Senior Vice President and Chief Financial Officer

3